Exhibit  32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Jane Butel Corporation, a Florida corporation (the
"Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:

The quarterly report for the quarter ended March 31, 2005 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




                    /s/  Jane  Butel
                    -------------------------
                    Jane  Butel
                    Chief  Executive  Officer  and
                    Chief  Financial  Officer
                    May  25,  2005